UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02675)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2018

Date of reporting period:	October 1, 2017 — March 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Tax Exempt Income Fund

Semiannual report
3 | 31 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTAEX

Putnam
Tax Exempt
Income Fund

Semiannual report
3 | 31 | 18

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

May 11, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, global stock markets encountered some challenges in the early months of 2018. Stocks began the year against a backdrop of optimism, but quickly lost ground in February with a sharp downturn that pushed the U.S. market into correction territory. Stocks subsequently recovered somewhat, but markets have remained choppy.

While volatility and declines can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. Because the income from municipal bonds is generally exempt from federal income tax, these bonds can help investors keep more of the income they receive from their investment. Putnam Tax Exempt Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Putnam Tax Exempt Income Fund takes an active investment approach

Municipal bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees. The fund’s portfolio managers can select bonds from a variety of state and local governments. Because a state’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

2 Tax Exempt Income Fund

Source: Putnam, as of 3/31/18. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable-equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Tax Exempt Income Fund 3

Performance history as of 3/31/18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/18. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on pages 13–14.

4 Tax Exempt Income Fund

Paul holds a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund is managed by Garrett L. Hamilton, CFA.

Paul, how was the market for municipal bonds during the reporting period?

Volatility picked up in the municipal bond market in response to higher interest rates, the federal tax reform debate, and the passage of the Tax Cuts and Jobs Act. A selloff in November was in response to the proposed elimination of advance refundings, which investors feared might result in heavier near-term municipal bond supply. [Refunding occurs when an issuer refinances a bond by issuing another bond at a lower interest rate to pay off an older higher-yielding bond, thereby reducing interest costs.] In December, bond issuers rushed to issue new deals before the new tax law took effect in 2018. Total municipal bond new issue volume for December 2017 was $62.5 billion — surpassing the previous record of $52.7 billion in December 1985, which was just before the last comprehensive tax overhaul took effect. However, the flood of new issuance was well received by investors, and the municipal bond market rallied as strong demand helped buoy prices.

The Federal Reserve continued to gradually reduce its monetary policy accommodation. This included beginning to reduce its balance sheet in October 2017, raising the federal funds

Tax Exempt Income Fund 5

Top 10 state allocations are shown as a percentage of the fund’s net assets as of 3/31/18. Investments in Puerto Rico represented 0.0% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/18. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Tax Exempt Income Fund

rate in December to a target range of 1.25% to 1.50%, and again in March 2018 to a target range of 1.50% to 1.75%. With interest rates rising, municipal bonds yields rose more than U.S. Treasuries but held up better than the broader fixed-income markets during the period. [Bond prices generally fall as rates rise.] Securities with longer maturities held up better than securities with shorter- and intermediate-term maturities for the period. High-yielding lower-quality municipal bonds outperformed lower-yielding, higher-quality municipal bonds.

How did the fund perform during the reporting period?

For the six months ended March 31, 2018, the fund outperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, and the average return of its Lipper peer group, General & Insured Municipal Debt Funds.

What was your investment strategy in this environment?

Given our outlook for interest rates trending higher, the fund began the period with more of a barbell approach to structuring the portfolio — overweighting short-term bonds, underweighting intermediate-term bonds with maturities of 5 to 12 years, and overweighting longer-term bonds with maturities of greater than 12 to 20 years. However, with the flattening of the yield curve that materialized as the period progressed, we began steering the portfolio away from the short and long ends of the curve and focusing more on bonds with maturities of 15 to 20 years where we saw better value.

Duration positioning, which affects the portfolio’s sensitivity to interest rates, was generally neutral relative to the benchmark index. From a credit-quality standpoint, the fund held an overweight exposure to higher-quality bonds rated Aa and A. Increasing the fund’s emphasis on higher-quality bonds proved to be a headwind during the period. From a sector-positioning perspective, we placed greater focus on higher education, essential service utilities, and continuing-care retirement community bonds relative to the fund’s Lipper group. This strategy was positive for performance results.

We maintained an underweight position in Puerto Rico-based issuers relative to the fund’s Lipper peers. Puerto Rico’s current economic and financial situation remains extremely difficult and could further challenge the debt restructuring process, in our view. This underweight exposure was a slight headwind, as Puerto Rico debt rallied during the period.

New Jersey faces a heavy debt burden and large unfunded pension liabilities. However, the November 2017 gubernatorial election of Phil Murphy provided one-party control for the first time in eight years, which we believe should facilitate legislative action to stabilize New Jersey’s finances. At period-end, all three major rating agencies had a stable outlook for New Jersey. The fund’s positioning in New Jersey municipal debt contributed to performance during the period.

What are your thoughts about the new tax law and its effects on the municipal bond market?

The Tax Cuts and Jobs Act reduced corporate tax rates and, to a lesser extent, individual rates, changed some popular deductions, and eliminated advance refundings for municipal issuers. However, the tax-exempt status of municipal bonds remains intact. As such, we do not believe the new tax law will materially affect demand for municipal bonds from individuals. However, in our view, the reduction in corporate taxes may lower demand from banks, property and casualty insurers, or other corporate buyers.

The legislation, in our view, will have a more meaningful impact on the supply side of the technical equation. We believe the elimination of advance refundings could remove up to 20% of

Tax Exempt Income Fund 7

the municipal market’s annual supply — a fairly significant portion of the municipal bond supply.

What is your outlook for interest rates in the coming months?

Jerome Powell was sworn in as the new Federal Reserve chair on February 5, 2018. Investors generally believe that Chairman Powell will implement the plan laid out by his predecessor, Janet Yellen, for gradual rate increases. At the Fed’s first meeting under Chairman Powell in March 2018, the central bank reiterated its plan for three interest-rate hikes this year but hinted that it would be open to the possibility of a fourth hike if necessary to keep the U.S. economy from overheating. The Fed also revised its outlook for three rate hikes in 2019 instead of two, and projected the unemployment rate, which stood at 4.1% at period-end, would fall to 3.8% in 2018.

We expect that strengthening global economic growth will facilitate the continued normalization of short-term interest rates from their still historic lows and the continued flattening of the yield curve, with short-term rates rising more than long-term rates. Should incoming data signal a strengthening economic outlook, we believe the Fed might be inclined to tighten a little faster to keep inflationary pressures at bay or, conversely, tighten more slowly if fiscal policy proves less stimulative. As always, we will continue to rely on in-depth research and our experienced market insights to evaluate current portfolio holdings and potential new holdings for what we believe to be attractive income and return characteristics.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/31/76)
Before sales charge	6.32%	51.09%	4.21%	13.47%	2.56%	6.52%	2.13%	3.32%	0.00%
After sales charge	6.22	45.05	3.79	8.93	1.73	2.26	0.75	–0.82	–4.00
Class B (1/4/93)
Before CDSC	6.15	43.72	3.69	10.04	1.93	4.63	1.52	2.78	–0.20
After CDSC	6.15	43.72	3.69	8.16	1.58	1.75	0.58	–2.22	–5.13
Class C (7/26/99)
Before CDSC	5.47	39.86	3.41	9.19	1.77	4.14	1.36	2.62	–0.28
After CDSC	5.47	39.86	3.41	9.19	1.77	4.14	1.36	1.62	–1.26
Class M (2/16/95)
Before sales charge	5.93	46.73	3.91	11.94	2.28	5.59	1.83	3.01	–0.14
After sales charge	5.84	41.96	3.57	8.30	1.61	2.16	0.71	–0.34	–3.39
Class Y (1/2/08)
Net asset value	6.39	54.67	4.46	14.93	2.82	7.32	2.38	3.65	0.22

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Tax Exempt Income Fund 9

Comparative index returns For periods ended 3/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
Municipal Bond Index	—*	53.87%	4.40%	14.43%	2.73%	6.90%	2.25%	2.66%	–0.37%
Lipper General &
Insured Municipal
Debt Funds category	5.71%	50.27	4.13	13.37	2.53	6.57	2.14	2.92	–0.14
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/18, there were 267, 256, 225, 196, 152, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/18

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	6		6	6	6		6
Income[1]	$0.140172		$0.112936	$0.106474	$0.127921		$0.149421
Capital gains[2]	—		—	—	—		—
Total	$0.140172		$0.112936	$0.106474	$0.127921		$0.149421
	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value
9/30/17	$8.63	$8.99	$8.63	$8.65	$8.66	$8.95	$8.65
3/31/18	8.49	8.84	8.50	8.52	8.52	8.81	8.52
	Before	After	Net	Net	Before	After	Net
Current rate	sales	sales	asset	asset	sales	sales	asset
(end of period)	charge	charge	value	value	charge	charge	value
Current dividend rate[3]	2.94%	2.83%	2.30%	2.15%	2.65%	2.56%	3.15%
Taxable equivalent[4]	4.97	4.78	3.89	3.63	4.48	4.32	5.32
Current 30-day
SEC yield[5]	N/A	2.13	1.59	1.44	N/A	1.87	2.43
Taxable equivalent[4]	N/A	3.60	2.69	2.43	N/A	3.16	4.10

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal tax rate for 2018. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Tax Exempt Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Total annual operating expenses for the fiscal
year ended 9/30/17*	0.77%	1.40%	1.55%	1.05%	0.55%
Annualized expense ratio for the six-month
period ended 3/31/18	0.76%	1.39%	1.54%	1.04%	0.54%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/17 to 3/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.79	$6.92	$7.67	$5.18	$2.70
Ending value (after expenses)	$1,000.00	$998.00	$997.20	$998.60	$1,002.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Tax Exempt Income Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/18, use the following calculation method. To find the value of your investment on 10/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.83	$6.99	$7.75	$5.24	$2.72
Ending value (after expenses)	$1,021.14	$1,018.00	$1,017.25	$1,019.75	$1,022.24

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not

Tax Exempt Income Fund 13

sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2018, Putnam employees had approximately $509,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Tax Exempt Income Fund 15

The fund’s portfolio 3/31/18 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FRN Floating Rate Notes: the rate shown is the current
AGC Assured Guaranty Corp.	interest rate or yield at the close of the reporting period.
AGM Assured Guaranty Municipal Corporation	Rates may be subject to a cap or floor. For certain
AMBAC AMBAC Indemnity Corporation	securities, the rate may represent a fixed rate currently
BAM Build America Mutual	in place at the close of the reporting period.
BAN Bond Anticipation Notes	G.O. Bonds General Obligation Bonds
COP Certificates of Participation	MAC Municipal Assurance Corporation
FGIC Financial Guaranty Insurance Company	NATL National Public Finance Guarantee Corp.
FHL Banks Coll. Federal Home Loan Banks	PSFG Permanent School Fund Guaranteed
System Collateralized	Q-SBLF Qualified School Board Loan Fund
FHLMC Coll. Federal Home Loan Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Corporation Collateralized	VRDN Variable Rate Demand Notes, which are floating-
FNMA Coll. Federal National Mortgage	rate securities with long-term maturities that carry
Association Collateralized	coupons that reset and are payable upon demand
FRB Floating Rate Bonds: the rate shown is the current	either daily, weekly or monthly. The rate shown is the
interest rate at the close of the reporting period. Rates	current interest rate at the close of the reporting
may be subject to a cap or floor. For certain securities,	period. Rates are set by remarketing agents and may
the rate may represent a fixed rate currently in place	take into consideration market supply and demand,
at the close of the reporting period.	credit quality and the current SIFMA Municipal Swap
Index rate, which was 1.58% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (98.8%)*	Rating**	Principal amount	Value
Alabama (0.7%)
Cullman Cnty., Hlth. Care Auth. Rev. Bonds,
(Cullman Regl. Med. Ctr.), Ser. A, 7.00%, 2/1/36	Baa3	$1,750,000	$1,794,940
Jefferson Cnty., Swr. Rev. Bonds, Ser. D,
6.50%, 10/1/53	BBB–	1,000,000	1,184,500
Jefferson, Cnty. Rev. Bonds, (Warrants)
5.00%, 9/15/34	AA	2,575,000	2,941,809
5.00%, 9/15/33	AA	350,000	401,034
			6,322,283
Arizona (4.6%)
AZ Game & Fish Dept. and Comm. Rev. Bonds, (AGF
Administration Bldg.), 5.00%, 7/1/21	A2	500,000	501,210
AZ State Hlth. Fac. Auth. Rev. Bonds, (Scottsdale
Hlth. Care), 5.00%, 12/1/28	A2	500,000	567,055
AZ State Hlth. Fac. Auth. Hlth. Care Ed. Rev. Bonds,
(Kirksville College), 5.125%, 1/1/30	A–	750,000	786,660
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds, (BASIS
Schools, Inc.), Ser. D, 5.00%, 7/1/51	BB	1,025,000	1,047,765
AZ State Sports & Tourism Auth. Rev. Bonds, (Multi-
Purpose Stadium Fac.), Ser. A, 5.00%, 7/1/30	A1	500,000	534,200
AZ State U. Nanotechnology Research, LLC Lease
Rev. Bonds, (AZ State U. Research Park Lease),
Ser. A, AGC, 5.00%, 3/1/34 (Prerefunded 3/1/19)	AA	500,000	515,310
Casa Grande, G.O. Bonds, Ser. B, 4.00%, 8/1/27	AA–	250,000	273,500
Casa Grande, Indl. Dev. Auth. Rev. Bonds,
(Casa Grande Regl. Med. Ctr.), Ser. A, 7.625%,
12/1/29 (escrow) F	D/P	2,850,000	8,519

16 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Central AZ State Wtr. Conservation Dist. Rev. Bonds,
(Wtr. Delivery Operation & Maintenance (O&M)),
5.00%, 1/1/36	AA+	$640,000	$728,794
El Mirage G.O. Bonds, AGM, 5.00%, 7/1/42	AA	250,000	272,065
Gilbert, Pub. Facs. Rev. Bonds
5.00%, 7/1/20	Aa1	250,000	267,685
5.00%, 7/1/18	Aa1	500,000	504,290
Glendale, Excise Tax Rev. Bonds
5.00%, 7/1/31	AA	2,100,000	2,449,713
5.00%, 7/1/30	AA	300,000	351,285
Glendale, Indl. Dev. Auth. Rev. Bonds, (Midwestern
U.), 5.125%, 5/15/40	A	4,500,000	4,761,045
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds,
(Royal Oaks Life Care Cmnty.), 5.00%, 5/15/39	A/F	3,500,000	3,850,175
Goodyear Cmnty., Fac. Util. Dist. No. 1 G.O. Bonds
4.00%, 7/15/21	A–	50,000	52,949
U.S. Govt. Coll., 4.00%, 7/15/21 (Escrowed
to Maturity)	AAA/P	100,000	106,323
Lake Havasu City, Waste Wtr. Syst. Rev. Bonds,
Ser. B, AGM, 5.00%, 7/1/43	AA	250,000	276,665
Maricopa Cnty., G.O. Bonds
(Unified School Dist. No. 89 Dysart), 5.00%, 7/1/25	A+	500,000	571,215
(Unified School Dist. No. 60 Higley School Impt.),
Ser. C, AGM, 4.00%, 7/1/33	AA	150,000	158,408
(Unified School Dist. No. 89 Dysart), BAM,
4.00%, 7/1/27	AA	550,000	599,539
Maricopa Cnty., Indl. Dev. Auth. Rev. Bonds
(Banner Hlth.), Ser. A, 5.00%, 1/1/41	AA–	2,000,000	2,277,680
(Banner Hlth. Oblig. Group), Ser. A, 5.00%, 1/1/35	AA–	500,000	571,020
(Banner Hlth.), Ser. A, 4.00%, 1/1/41	AA–	2,500,000	2,585,625
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), Ser. C, 5.00%, 7/1/48	AA–	600,000	675,576
(Reid Traditional Schools Painted Rock Academy),
5.00%, 7/1/36	Baa3	250,000	263,800
(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	350,000	359,485
Maricopa Cnty., Indl. Dev. Auth. Hlth. Fac.
Rev. Bonds, (Catholic Hlth. Care West), Ser. A,
6.00%, 7/1/39	A	750,000	784,673
Maricopa Cnty., Indl. Dev. Auth. Solid Waste Disp.
Mandatory Put Bonds (6/3/24), (Waste Mgt., Inc.),
3.375%, 12/1/31	A–2	250,000	258,103
Maricopa Cnty., Poll. Control Rev. Bonds
(El Paso Elec. Co.), Ser. A, 7.25%, 2/1/40	Baa1	4,350,000	4,536,746
(Southern CA Edl. Co.), Ser. A, 5.00%, 6/1/35	Aa3	650,000	687,057
Northern AZ U. Rev. Bonds
5.00%, 6/1/36	A1	450,000	481,424
5.00%, 6/1/34	A1	250,000	278,820
Peoria, Dev. Auth. Inc. Rev. Bonds, 5.00%, 7/1/23	AA+	500,000	558,140
Phoenix, Civic Impt. Corp. Arpt. Rev. Bonds, Ser. A,
5.00%, 7/1/40 (Prerefunded 7/1/20)	A1	500,000	535,830

Tax Exempt Income Fund 17

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Phoenix, Civic Impt. Corp. Dist. Rev. Bonds, (Civic
Plaza), Ser. B, FGIC, NATL, 5.50%, 7/1/43	Aa2	$1,000,000	$1,366,400
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), 5.00%, 7/1/44	BBB–	1,000,000	1,063,230
(Great Hearts Academies), Ser. A, 5.00%, 7/1/36	BBB–	150,000	164,079
(Choice Academies, Inc.), 4.875%, 9/1/22	BB+	150,000	157,731
(Great Hearts Academies), 3.75%, 7/1/24	BBB–	235,000	244,550
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.)
5.00%, 7/1/35	BB	100,000	103,305
Ser. A, 5.00%, 7/1/35	BB	150,000	154,958
Pima Cnty., G.O. Bonds, (Unified School Dist. No. 6),
MAC, 4.00%, 7/1/28	AA	200,000	214,680
Pima Cnty., Indl. Dev. Auth. Rev. Bonds, (Providence
Day School, Inc.), 5.125%, 12/1/40	BBB+	500,000	517,615
Queen Creek, Excise Tax & State Shared Rev. Rev.
Bonds, 5.00%, 8/1/31	AA	500,000	581,995
Salt Verde, Fin. Corp. Gas Rev. Bonds
5.50%, 12/1/29	Baa1	1,900,000	2,293,604
5.00%, 12/1/37	Baa1	500,000	594,090
Student & Academic Svcs., LLC Rev. Bonds,
(Northern AZ Cap. Fac. Fin. Corp.), BAM,
5.00%, 6/1/25	AA	200,000	228,380
Sundance Cmnty., Fac. Dist. G.O. Bonds, MAC,
4.00%, 7/15/24	AA	250,000	267,315
U. Med. Ctr. Corp. Hosp. Rev. Bonds, FHL Banks Coll.,
FHLMC Coll., FNMA Coll., U.S. Govt. Coll., 5.00%,
7/1/20 (Escrowed to Maturity)	AAA/P	250,000	267,343
U. Med. Ctr. Corp. Hosp. Rev. Bonds, U.S. Govt. Coll.
6.50%, 7/1/39 (Prerefunded 7/1/19)	AAA/P	500,000	528,775
6.25%, 7/1/29 (Prerefunded 7/1/19)	AAA/P	500,000	527,560
U. of AZ Board of Regents Syst. Rev. Bonds, (Green
Bond), Ser. A, 5.00%, 7/1/41	Aa2	200,000	226,420
Vistancia, Cmnty. Fac. Dist. G.O. Bonds,
5.00%, 7/15/26	A1	250,000	265,440
Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds,
(Yavapai Regl. Med. Ctr.)
Ser. A, 5.25%, 8/1/33	A3	100,000	110,480
5.00%, 8/1/34	A3	300,000	328,167
Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds,
(Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	265,000	268,967
Yuma, Indl. Dev. Auth. Hosp. Rev. Bonds, (Yuma Regl.
Med. Ctr.), Ser. A, 5.25%, 8/1/32	A–	400,000	457,448
			44,970,881
California (5.6%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.), Ser. A, 5.00%, 7/1/42	A–/F	1,300,000	1,386,801
CA State G.O. Bonds, 4.00%, 11/1/32	Aa3	7,000,000	7,591,010
CA State Edl. Fac. Auth. Rev. Bonds, (Pacific U.),
Ser. A, 5.00%, 11/1/30	A2	750,000	816,998

18 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Poll. Control Fin. Auth. Rev. Bonds
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	$1,500,000	$1,598,925
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,700,000	1,839,213
CA State Poll. Control Fin. Auth. Solid Waste Disp.
144A Mandatory Put Bonds (11/1/17), (Republic
Svcs., Inc.), Ser. A, 1.65%, 8/1/23	A–2	1,250,000	1,249,600
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	655,000	696,855
AGM, 5.00%, 11/15/44	AA	1,500,000	1,663,575
Corona-Norco, School Dist. Pub. Fin. Auth. Special
Tax Bonds, Ser. A, 5.00%, 9/1/35	A–	585,000	646,407
Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A-1, 5.00%, 6/1/28	BBB	1,500,000	1,714,140
Los Angeles, Dept. of Arpt. Rev. Bonds, (Los Angeles
Intl. Arpt.), 5.00%, 5/15/30	AA	2,000,000	2,215,380
M-S-R Energy Auth. Rev. Bonds, Ser. A,
6.50%, 11/1/39	BBB+	2,250,000	3,168,113
Oakland, Alameda Cnty. Unified School Dist. G.O.
Bonds, Ser. A, 5.00%, 8/1/40	Aa3	1,000,000	1,122,950
Riverside Cnty., Asset Leasing Corp. Rev. Bonds,
(Riverside Cnty. Hosp.), NATL, zero %, 6/1/25	A1	4,000,000	3,241,000
Sacramento, City Fin. Auth. Tax Alloc. Bonds, Ser. A,
FGIC, NATL, zero %, 12/1/22	A–	7,500,000	6,615,600
Sacramento, Regl. Trans. Dist. Rev. Bonds,
(Farebox), 5.00%, 3/1/25	A3	630,000	675,184
San Bernardino, Cmnty. College Dist. G.O.
Bonds, Ser. A
4.00%, 8/1/33	Aa2	800,000	856,568
4.00%, 8/1/32	Aa2	4,340,000	4,665,066
San Francisco City & Cnty., Arpt. Commission
Rev. Bonds, Ser. 2-34E, 5.75%, 5/1/20
(Prerefunded 5/1/18)	A1	11,000,000	11,035,640
Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds, (Delta Wtr.
Supply), Ser. A, 6.25%, 10/1/40	A	1,375,000	1,617,330
			54,416,355
Colorado (1.8%)
CO State Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.50%, 6/1/33	Baa2	650,000	734,097
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), Ser. A, 5.00%, 6/1/45	Baa1	1,000,000	1,071,980
(Valley View Hosp. Assn.), 5.00%, 5/15/45	A–	1,000,000	1,094,390
(Covenant Retirement Cmnty.), Ser. A,
5.00%, 12/1/35	BBB+/F	1,000,000	1,094,900
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds,
(Evangelical Lutheran Good Samaritan Society),
5.00%, 6/1/47	BBB	700,000	761,054
Denver City & Cnty., Arpt. Rev. Bonds, (Sub. Syst.),
Ser. A, 5.50%, 11/15/31	A2	1,925,000	2,169,860
E-470 CO Pub. Hwy. Auth. FRN Mandatory Put Bonds
(9/1/21), (Sr. Libor Index), Ser. B, 2.307%, 9/1/39	A3	1,000,000	1,009,990

Tax Exempt Income Fund 19

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Colorado cont.
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	A	$13,000,000	$7,111,260
High Plains Co. Metro. Dist. G.O. Bonds, NATL,
4.00%, 12/1/47	Baa2	1,675,000	1,682,940
Park Creek, Metro. Dist. Tax Allocation Bonds, (Sr.
Ltd. Property Tax Supported), Ser. A, 5.00%, 12/1/45	A/F	225,000	249,251
Regl. Trans. Dist. Rev. Bonds, (Denver Trans.
Partners), 6.00%, 1/15/41	Baa3	750,000	806,663
			17,786,385
Connecticut (0.4%)
CT State Hlth. & Edl. Fac. Auth. Mandatory Put Bonds
(2/3/20), (Yale U.), Ser. A, 1.30%, 7/1/48	VMIG1	2,500,000	2,473,525
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Masonicare Issue), Ser. F, 5.00%, 7/1/34	BBB+/F	1,500,000	1,636,275
			4,109,800
Delaware (0.6%)
DE State Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.40%, 2/1/31	Baa1	1,700,000	1,818,320
(Indian River Pwr.), 5.375%, 10/1/45	Baa3	2,000,000	2,082,260
DE State Hlth. Fac. Auth. Rev. Bonds, (Bayhealth
Med. Ctr.), Ser. A, 4.00%, 7/1/40	AA–	1,750,000	1,794,853
			5,695,433
District of Columbia (2.8%)
DC Rev. Bonds
(Howard U.), Ser. A, 6.50%, 10/1/41	BBB	2,955,000	3,180,555
(Howard U.), Ser. A, U.S. Govt. Coll., 6.50%, 10/1/41
(Prerefunded 4/1/21)	AAA/P	45,000	51,012
(Kipp Charter School), 6.00%, 7/1/33
(Prerefunded 7/1/23)	BBB+	950,000	1,129,408
(Kipp DC), Ser. A, 5.00%, 7/1/37	BBB+	3,750,000	4,197,713
DC Ballpark Rev. Bonds, Ser. B-1, FGIC, NATL,
5.00%, 2/1/25	A2	1,035,000	1,036,998
DC U. Rev. Bonds, (Gallaudet U.)
5.50%, 4/1/41	A+	2,000,000	2,179,920
5.50%, 4/1/34	A+	1,000,000	1,092,080
DC, Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, Ser. B
5.00%, 10/1/37	AA+	3,135,000	3,589,230
5.00%, 10/1/35	AA+	5,000,000	5,746,300
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev.
Bonds, (Metrorail), Ser. A, zero %, 10/1/37	Baa1	11,000,000	4,637,490
			26,840,706
Florida (3.7%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds,
(Health First, Inc.), U.S. Govt. Coll., 7.00%, 4/1/39
(Prerefunded 4/1/19)	A2	4,000,000	4,207,760
Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A-1, 4.25%, 5/1/34	A–	890,000	912,036
FL State Muni. Pwr. Agcy. Rev. Bonds, (All
Requirements Pwr. Supply), Ser. A, 5.00%, 10/1/31	A2	495,000	502,564
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	2,250,000	2,467,598

20 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Florida cont.
Lakeland, Hosp. Syst. Rev. Bonds, (Lakeland
Regl. Hlth.)
5.00%, 11/15/45	A2	$1,735,000	$1,885,320
5.00%, 11/15/40	A2	2,175,000	2,370,141
Martin Cnty., Rev. Bonds, (Indiantown
Cogeneration), 4.20%, 12/15/25	Baa2	1,060,000	1,081,401
Miami-Dade Cnty., Rev. Bonds, (Tran. Syst. Sales
Surtax), 5.00%, 7/1/42	AA	3,000,000	3,264,780
Miami-Dade Cnty., Aviation Rev. Bonds
Ser. B, 5.00%, 10/1/41	A2	5,000,000	5,330,450
Ser. A, 5.00%, 10/1/38	A	1,750,000	1,932,648
5.00%, 10/1/28	A2	500,000	560,805
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A–/F	1,800,000	1,947,726
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds, (Acts
Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A–/F	5,000,000	5,612,850
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	480,000	529,166
Sunrise, Util. Syst. Rev. Bonds, AMBAC,
5.20%, 10/1/22	AA–	3,405,000	3,466,494
			36,071,739
Georgia (3.5%)
Atlanta, Tax Alloc. Bonds, (Atlantic Station)
5.00%, 12/1/24	A3	800,000	907,808
5.00%, 12/1/22	A3	1,375,000	1,525,315
5.00%, 12/1/18	A3	1,250,000	1,276,313
Atlanta, Arpt. Rev. Bonds, (Hartsfield-Jackson Intl.
Arpt.), Ser. A, 5.00%, 1/1/35	Aa3	2,000,000	2,105,120
Atlanta, Wtr. & Waste Wtr. Rev. Bonds
5.00%, 11/1/43	Aa2	2,750,000	3,113,303
5.00%, 11/1/40	Aa2	4,860,000	5,512,018
Burke Cnty., Dev. Auth. Poll. Control Mandatory
Put Bonds (8/22/19), (GA Pwr. Co. (Plant Vogtle)),
1.85%, 12/1/49	A3	2,000,000	1,993,740
Forsyth Cnty., Hosp. Auth. Rev. Bonds, (Baptist
Hlth. Care Syst.), U.S. Govt. Coll., 6.25%, 10/1/18
(Escrowed to maturity)	AA+	130,000	133,004
Fulton Cnty., Dev. Auth. Rev. Bonds, (GA Tech
Athletic Assn.), Ser. A, 5.00%, 10/1/42	A2	2,250,000	2,456,685
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy)
5.00%, 3/1/47	BBB–/F	2,085,000	2,166,899
5.00%, 3/1/37	BBB–/F	450,000	472,757
Gainesville & Hall Cnty., Hosp. Auth. Rev. Bonds
(Northeast GA Hlth. Care), Ser. S, 5.50%, 8/15/54	AA–	1,825,000	2,108,605
(Northeast GA Hlth. Syst., Inc.), Ser. A,
5.00%, 2/15/37	A	1,000,000	1,118,310
(Northeast GA Hlth. Syst., Inc.), Ser. A,
5.00%, 2/15/36	A	4,000,000	4,482,960

Tax Exempt Income Fund 21

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Georgia cont.
Main St. Natural Gas, Inc. Rev. Bonds, (GA Gas),
Ser. A, 5.50%, 9/15/21	A–	$370,000	$409,697
Muni. Election Auth. of GA Rev. Bonds, (Plant Voltage
Units 3 & 4), Ser. A, 5.50%, 7/1/60	A+	3,500,000	3,899,280
			33,681,814
Guam (0.3%)
Territory of GU, Govt. Hotel Occupancy Tax Rev.
Bonds, Ser. A, 6.00%, 11/1/26	A–	250,000	268,455
Territory of GU, Govt. Ltd. Oblig. Rev.
Bonds, (Section 30), Ser. A, 5.75%, 12/1/34
(Prerefunded 12/1/19)	BBB+	1,000,000	1,067,390
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5.625%, 7/1/40
(Prerefunded 7/1/20)	A–	300,000	325,467
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
U.S. Govt. Coll, 5.50%, 10/1/40
(Prerefunded 10/1/20)	Baa2	100,000	108,934
5.00%, 10/1/34	Baa2	200,000	208,588
AGM, 5.00%, 10/1/30	AA	500,000	543,290
			2,522,124
Idaho (0.8%)
ID State Hsg. & Fin. Assn. Rev. Bonds, (Garvee),
4.00%, 7/15/30	A2	7,000,000	7,247,800
			7,247,800
Illinois (6.6%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	2,880,000	3,237,955
Ser. B-2, 5.50%, 1/1/37	BBB+	6,000,000	6,348,840
Ser. A, 5.25%, 1/1/33	BBB+	1,200,000	1,251,816
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	B	3,500,000	3,533,005
(School Reform), Ser. B-1, NATL, zero %, 12/1/21	A	1,000,000	873,140
(School Reform), Ser. A, NATL, zero %, 12/1/18	A	3,125,000	3,072,094
Chicago, Motor Fuel Tax Rev. Bonds, AGM
5.00%, 1/1/33	AA	1,000,000	1,073,770
5.00%, 1/1/30	AA	200,000	217,356
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5.75%, 1/1/39	A	265,000	289,687
Ser. F, 5.00%, 1/1/40	A2	3,700,000	3,863,910
Ser. G, 5.00%, 1/1/37	A	600,000	664,878
Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/44	A	3,000,000	3,187,230
(2nd Lien), 5.00%, 1/1/39	A	2,720,000	2,907,136
Chicago, Wtr. Wks Rev. Bonds
5.00%, 11/1/29	A	1,750,000	1,965,075
AGM, 5.00%, 11/1/25	AA	1,420,000	1,448,386
AGM, U.S. Govt. Coll., 5.00%, 11/1/25
(Prerefunded 11/1/18)	AA	275,000	280,352

22 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Illinois cont.
IL Fin. Auth. Rev. Bonds, (Rush U. Med. Ctr.)
Ser. B, U.S. Govt. Coll., 7.25%, 11/1/38
(Prerefunded 11/1/18)	Aaa	$2,520,000	$2,600,766
Ser. C, U.S. Govt. Coll., 6.625%, 11/1/39
(Prerefunded 5/1/19)	Aaa	1,075,000	1,132,115
IL State G.O. Bonds
5.00%, 11/1/41	Baa3	1,250,000	1,267,363
5.00%, 1/1/41	Baa3	700,000	708,918
5.00%, 11/1/34	Baa3	1,000,000	1,025,200
Ser. A, 5.00%, 12/1/31	Baa3	2,870,000	2,965,341
Ser. C, 5.00%, 11/1/29	Baa3	2,000,000	2,072,320
Ser. A, 5.00%, 12/1/28	Baa3	2,000,000	2,080,720
5.00%, 2/1/28	Baa3	2,350,000	2,438,149
5.00%, 8/1/21	Baa3	2,250,000	2,355,773
IL State Fin. Auth. Rev. Bonds, (Riverside Hlth. Syst.
Oblig. Group), 4.00%, 11/15/31	A+	500,000	507,640
IL State Fin. Auth. Student Hsg. & Academic Fac.
Rev. Bonds, (U. of IL-CHF-Chicago, LLC), Ser. A,
5.00%, 2/15/47	Baa3	500,000	533,880
Metro. Pier & Exposition Auth. Rev. Bonds,
(McCormick Place Expansion), Ser. A, 5.00%, 6/15/57	BB+	2,500,000	2,641,525
Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, (Green Bond), Ser. E, 5.00%, 12/1/29	AA+	1,580,000	1,825,911
Railsplitter Tobacco Settlement Auth. Rev. Bonds,
5.00%, 6/1/24	A	2,500,000	2,828,825
Railsplitter, Tobacco Settlement Auth. Rev. Bonds,
6.00%, 6/1/28 (Prerefunded 6/1/21)	AAA/P	2,150,000	2,419,847
			63,618,923
Indiana (0.8%)
IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5.25%, 10/15/21	A3	6,150,000	6,786,464
IN State Fin. Auth. Edl. Fac. Rev. Bonds, (Butler U.),
Ser. B, 5.00%, 2/1/27	A–	935,000	1,016,934
			7,803,398
Iowa (0.1%)
Tobacco Settlement Auth. of IA Rev. Bonds, Ser. C,
5.375%, 6/1/38	B+	750,000	751,688
			751,688
Kansas (0.3%)
KS State Dev. Fin. Auth. Rev. Bonds, (Lifespace
Cmnty’s. Inc.), Ser. S, 5.00%, 5/15/30	A/F	2,900,000	3,030,152
			3,030,152
Kentucky (1.7%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds, (1st
Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	1,400,000	1,560,244
KY State Econ. Dev. Fin. Auth. Rev. Bonds, (Louisville
Arena Auth., Inc.), Ser. A, AGM, 5.00%, 12/1/45	AA	2,750,000	3,033,360
KY State Property & Bldg. Comm. Rev. Bonds,
(Project No. 117), Ser. B
5.00%, 5/1/29	A1	850,000	974,015
5.00%, 5/1/28	A1	565,000	649,840

Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Kentucky cont.
Louisville & Jefferson Cnty., Metro. Govt. College
Rev. Bonds, (Bellarmine U.), Ser. A, 6.00%, 5/1/38
(Prerefunded 5/1/18)	Baa3	$855,000	$858,001
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst.
Rev. Bonds, (Norton Healthcare, Inc.), Ser. A
5.00%, 10/1/30	A–	1,135,000	1,294,059
4.00%, 10/1/34	A–	5,000,000	5,090,200
Louisville, Regl. Arpt. Auth. Syst. Rev. Bonds, Ser. A
5.00%, 7/1/31	A+	415,000	455,234
5.00%, 7/1/30	A+	1,000,000	1,098,730
Owen Cnty., Wtr. Wks. Syst. Rev. Bonds, (American
Wtr. Co.), Ser. A, 6.25%, 6/1/39	A	1,000,000	1,049,690
			16,063,373
Louisiana (0.3%)
LA State Pub. Fac. Auth. Rev. Bonds, (Ochsner Clinic
Foundation), 5.00%, 5/15/47	A3	1,075,000	1,170,815
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5.00%, 5/15/23	A	1,200,000	1,350,588
			2,521,403
Maryland (1.0%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds,
(Potomac Electric Power Co.), 6.20%, 9/1/22	A2	1,100,000	1,143,527
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Meritus Med. Ctr.), 5.00%, 7/1/40	BBB	1,250,000	1,341,688
(Peninsula Regl. Med. Ctr.), 5.00%, 7/1/39	A	2,750,000	2,990,708
MD State Hlth. & Higher Edl. Fac. Auth. FRN
Mandatory Put Bonds (5/15/18), (Johns Hopkins
Hlth. Syst.), Ser. A, 1.715%, 5/15/46	Aa3	4,000,000	4,000,720
			9,476,643
Massachusetts (4.0%)
MA State G.O. Bonds, Ser. G, 4.00%, 9/1/42	Aa1	2,245,000	2,327,773
MA State Dept. Trans. Rev. Bonds, (Metro Hwy. Syst.),
Ser. B, 5.00%, 1/1/37	A+	6,750,000	7,065,563
MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8.00%, 4/15/39
(Prerefunded 10/15/19)	BBB	920,000	1,005,726
(Suffolk U.), Ser. A, 5.75%, 7/1/39	Baa2	1,340,000	1,390,799
(Suffolk U.), Ser. A, U.S. Govt. Coll., 5.75%, 7/1/39
(Prerefunded 7/1/19)	AAA/P	110,000	115,530
(Berklee College of Music), 5.25%, 10/1/41	A2	5,500,000	6,034,050
(Wheelock College), Ser. C, 5.25%, 10/1/29	BBB	3,300,000	3,301,056
(Suffolk U.), 5.125%, 7/1/40	Baa2	2,000,000	2,091,500
(Franklin W. Olin College of Engineering), Ser. E,
5.00%, 11/1/43	A+	2,000,000	2,208,320
(Suffolk U.), 5.00%, 7/1/36	Baa2	750,000	833,775
(Suffolk U.), 5.00%, 7/1/35	Baa2	250,000	278,968
(Suffolk U.), 5.00%, 7/1/34	Baa2	700,000	784,042
MA State Edl. Fin. Auth. Rev. Bonds, Ser. B,
5.70%, 1/1/31	AA	2,415,000	2,505,249
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Northeastern U.), Ser. A, 5.00%, 10/1/35	A2	2,600,000	2,769,884

24 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. A,
5.10%, 12/1/30	Aa2	$1,130,000	$1,149,978
MA State School Bldg. Auth. Sales Tax Rev. Bonds,
Ser. C, 5.00%, 8/15/37	AA+	4,420,000	5,040,966
			38,903,179
Michigan (8.3%)
Belding Area School G.O. Bonds, Ser. A, Q-SBLF,
5.00%, 5/1/40	AA–	300,000	336,576
Berkley, School Dist. G.O. Bonds, (School Bldg. &
Site), Q-SBLF, 5.00%, 5/1/31	AA–	250,000	283,028
Caledonia Cmnty., Schools G.O. Bonds, Q-SBLF
5.00%, 5/1/39	AA–	1,000,000	1,110,340
5.00%, 5/1/29	AA–	415,000	470,154
Central MI U. Rev. Bonds, 5.00%, 10/1/34	Aa3	500,000	567,445
Chippewa, Valley School G.O. Bonds, Ser. A, Q-SBLF
5.00%, 5/1/35	Aa1	775,000	875,983
5.00%, 5/1/34	Aa1	250,000	283,480
Dearborn, School Dist. Bldg. & Site G.O. Bonds,
Ser. A, Q-SBLF, 5.00%, 5/1/30	Aa1	330,000	373,431
Detroit, G.O. Bonds, AMBAC, 5.25%, 4/1/24	A–/P	77,500	75,752
Detroit, City School Dist. G.O. Bonds
Ser. C, FGIC, Q-SBLF, 5.25%, 5/1/25	Aa1	410,000	453,321
(School Bldg. & Site), Ser. A, Q-SBLF, 5.00%, 5/1/31	Aa1	1,000,000	1,092,270
Detroit, Downtown Dev. Auth. Tax Increment
Tax Alloc. Bonds, (Dev. Area No. 1), Ser. A, NATL,
4.75%, 7/1/25	A	1,315,000	1,331,753
Detroit, Wtr. & Swr. Dept. Disp. Syst. Rev. Bonds,
Ser. A, 5.00%, 7/1/32	A3	2,000,000	2,149,940
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM,
6.25%, 7/1/36	AA	5,000	5,258
Flint, Hosp. Bldg. Auth. Rev. Bonds,
(Hurley Med. Ctr.)
7.50%, 7/1/39	Ba1	150,000	162,594
7.375%, 7/1/35	Ba1	1,250,000	1,356,125
Genesee Cnty., Wtr. Supply Syst. G.O. Bonds
BAM, 5.375%, 11/1/38	AA	500,000	559,530
BAM, 5.25%, 2/1/40	AA	200,000	221,724
(Wtr. Supply Syst.), Ser. B, BAM, 5.00%, 2/1/33	AA	250,000	282,410
Grand Rapids, Wtr. Supply Syst. Rev. Bonds,
5.00%, 1/1/41	Aa2	400,000	450,776
Grand Valley, State U. Rev. Bonds
(MI State U.), Ser. A, U.S. Govt. Coll., 5.00%, 12/1/32	A1	250,000	283,430
Ser. B, 5.00%, 12/1/29	A+	410,000	465,518
Ser. B, 5.00%, 12/1/28	A+	250,000	284,833
Great Lakes, Wtr. Auth. Swr. Rev. Bonds, (Brazos
Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	Baa1	7,780,000	8,591,532
Holland, School Dist. G.O. Bonds, AGM,
5.00%, 5/1/29	AA	1,000,000	1,132,300
Kalamazoo, Hosp. Fin. Auth. Fac. Rev. Bonds
(Bronson Hosp.), Ser. A, AGM, 5.00%, 5/15/26	AA	2,000,000	2,007,640
(Bronson Healthcare Group), 4.00%, 5/15/31	A2	500,000	518,230

Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Michigan cont.
Karegnondi, Wtr. Auth. Rev. Bonds
(Wtr. Supply Syst.), Ser. A, 5.25%, 11/1/31	A2	$250,000	$279,368
(Wtr. Supply Syst.), Ser. A, 5.25%, 11/1/30	A2	3,000,000	3,357,330
5.00%, 11/1/36 ##	A	1,285,000	1,429,370
5.00%, 11/1/34 ##	A	1,600,000	1,786,624
5.00%, 11/1/31 ##	A	1,100,000	1,239,711
5.00%, 11/1/30 ##	A	220,000	248,708
Kentwood, Economic Dev. Rev. Bonds
(Holland Home), 5.625%, 11/15/32	BBB–/F	350,000	379,386
(Holland Home Oblig. Group), 5.00%, 11/15/37	BBB–/F	2,250,000	2,407,455
Kentwood, Pub. School G.O. Bonds, (School Bldg. &
Site), 5.00%, 5/1/41	AA–	250,000	279,538
Lansing, School Dist. G.O. Bonds, (School Bldg. &
Site), Ser. I, Q-SBLF
5.00%, 5/1/41	AA–	225,000	252,261
5.00%, 5/1/27	AA–	500,000	580,590
Lincoln, Cons. School Dist. G.O. Bonds, Ser. A, AGM,
Q-SBLF, 5.00%, 5/1/40	AA	200,000	224,384
Livonia, Pub. School Dist. Bldg. & Site G.O. Bonds,
Ser. I, AGM, 5.00%, 5/1/36	AA	500,000	555,720
Livonia, Pub. School Dist. G.O. Bonds, AGM,
5.00%, 5/1/45	AA	200,000	222,582
Marquette, Board of Light & Pwr. Elec. Util. Syst. Rev.
Bonds, Ser. A
5.00%, 7/1/24	A	400,000	454,988
5.00%, 7/1/18	A	310,000	312,483
MI Pub. Pwr. Agcy. Rev. Bonds, Ser. A, 5.00%, 1/1/27	A2	700,000	749,714
MI State Bldg. Auth. Rev. Bonds, (Fac. Program), Ser. I
6.00%, 10/15/38 (Prerefunded 10/15/18)	AAA/P	725,000	741,711
U.S. Govt. Coll., 6.00%, 10/15/38
(Prerefunded 10/15/18)	AAA/P	1,000,000	1,023,050
MI State Fin. Auth. Rev. Bonds
(Beaumont Hlth. Credit Group), Ser. A,
5.00%, 11/1/44	A1	2,750,000	3,032,040
(Sparrow Hlth. Oblig. Group), 5.00%, 11/15/42	A1	1,590,000	1,721,811
(Henry Ford Hlth. Syst.), 5.00%, 11/15/41	A	600,000	664,074
Ser. H-1, 5.00%, 10/1/39	AA–	5,250,000	5,656,508
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	Baa1	400,000	439,960
(Local Govt. Loan Program Pub. Ltg. Auth.), Ser. B,
5.00%, 7/1/34	A–	500,000	541,135
(Holland Cmnty. Hosp.), Ser. A, 5.00%, 1/1/34	A+	750,000	829,988
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	A3	270,000	298,264
Ser. H-1, 5.00%, 10/1/30	AA–	500,000	549,325
(MidMichigan Hlth.), 5.00%, 6/1/30	A1	500,000	563,645
(Detroit), Ser. C-3, 5.00%, 4/1/26	Aa2	1,000,000	1,130,600
(Detroit), Ser. C-3, 5.00%, 4/1/24	Aa2	500,000	555,360
Ser. 25-A, 5.00%, 11/1/22	Aa3	125,000	137,018
(Local Govt. Loan Program), Ser. F1,
4.50%, 10/1/29	A	850,000	901,026

26 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Michigan cont.
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds, (College
for Creative Studies), 5.00%, 12/1/45	BBB+	$250,000	$261,565
MI State Hosp. Fin. Auth. Rev. Bonds, (Ascension
Hlth.), Ser. B, 5.00%, 11/15/25	AA+	1,000,000	1,050,250
MI State Hsg. Dev. Auth. Rev. Bonds
(Rental Hsg.), Ser. A, 4.625%, 10/1/39	AA	225,000	233,996
(Rental Hsg.), Ser. A, 4.45%, 10/1/34	AA	100,000	104,645
3.95%, 12/1/40	AA+	475,000	482,519
(Rental Hsg.), Ser. D, 3.95%, 10/1/37	AA	1,050,000	1,086,887
MI State Strategic Fund Ltd. Rev. Bonds
(United Methodist Retirement Cmntys., Inc.),
5.75%, 11/15/33	BBB+/F	500,000	504,430
(Worthington Armstrong Venture), 5.75%, 10/1/22
(Escrowed to maturity)	AAA/P	1,500,000	1,710,825
MI State Strategic Fund Ltd. Oblig. Rev. Bonds
(Detroit Edison Co.), AMBAC, 7.00%, 5/1/21	Aa3	1,500,000	1,711,170
(Evangelical Homes of MI), 5.25%, 6/1/32	BB+/F	400,000	416,944
(Cadillac Place Office Bldg.), 5.25%, 10/15/26	Aa2	750,000	832,748
MI State U. Rev. Bonds, Ser. C, 5.00%, 8/15/18	Aa1	1,000,000	1,012,650
Northern Michigan U. Rev. Bonds, Ser. A, AGM,
5.00%, 12/1/26	AA	1,000,000	1,005,420
Oakland U. Rev. Bonds
5.00%, 3/1/39	A1	2,000,000	2,209,440
5.00%, 3/1/37	A1	500,000	542,790
Ser. A, 5.00%, 3/1/33	A1	500,000	550,135
5.00%, 3/1/32	A1	130,000	144,654
Rochester, Cmnty. School Dist. G.O. Bonds, Ser. I,
5.00%, 5/1/36	AA–	250,000	280,668
Roseville, School Dist. G.O. Bonds, Q-SBLF,
5.00%, 5/1/31	AA–	250,000	281,665
Saginaw Valley State U. Rev. Bonds, Ser. A
5.00%, 7/1/35	A1	300,000	337,458
5.00%, 7/1/32	A1	200,000	226,982
Saginaw, Hosp. Fin. Auth. Rev. Bonds, (Convenant
Med. Ctr.), Ser. H, 5.00%, 7/1/30	A+	1,000,000	1,055,100
South Haven, Pub. School Bldg. & Site G.O. Bonds,
Ser. A, BAM, 5.00%, 5/1/29	AA	575,000	650,038
Sturgis Pub. School Dist. G.O. Bonds, Ser. A, Q-SBLF,
5.00%, 5/1/27	AA–	325,000	373,311
Thornapple Kellogg, School Dist. G.O. Bonds,
Q-SBLF, 5.00%, 5/1/32	Aa1	250,000	280,388
Troy, City School Dist. Bldg. & Site G.O. Bonds,
Q-SBLF, 5.00%, 5/1/28	AA	500,000	568,600
Warren, Cons. School Dist. G.O. Bonds, Ser. A,
Q-SBLF, 5.00%, 5/1/35	AA–	350,000	389,781
Wayne Cnty., Arpt. Auth. Rev. Bonds, (Detroit Metro.
Arpt.), Ser. C, 5.00%, 12/1/22	A2	1,000,000	1,072,760
Wayne St. U. Rev. Bonds, AGM, 5.00%, 11/15/25
(Prerefunded 11/15/18)	Aa3	415,000	423,877
West Ottawa, Pub. School Bldg. & Site Dist. G.O.
Bonds, Ser. I, 5.00%, 5/1/35	Aa2	150,000	167,169

Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Michigan cont.
Western MI U. Rev. Bonds, 5.25%, 11/15/30	Aa3	$200,000	$227,190
Wyandotte, Elec. Rev. Bonds, Ser. A, BAM,
5.00%, 10/1/44	AA	300,000	323,895
Ypsilanti, School Dist. G.O. Bonds, Ser. A, Q-SBLF,
5.00%, 5/1/32	AA–	250,000	280,480
			80,071,530
Minnesota (0.3%)
MN State Higher Ed. Fac. Auth. Rev. Bonds,
(Carleton College)
4.00%, 3/1/36	Aa2	400,000	421,772
4.00%, 3/1/35	Aa2	1,000,000	1,056,810
St. Paul, Port Auth. Solid Waste Disp. 144A
Rev. Bonds, (Gerdau St. Paul Steel Mill), Ser. 7,
4.50%, 10/1/37	BBB–	1,500,000	1,419,795
			2,898,377
Mississippi (1.3%)
MS Bus. Fin. Corp. Rev. Bonds, (Syst. Energy
Resources, Inc.), 5.875%, 4/1/22	BBB+	1,865,000	1,868,655
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN, (Chevron USA, Inc.), Ser. E
1.70%, 12/1/30	VMIG1	5,600,000	5,600,000
1.70%, 12/1/30	VMIG1	5,500,000	5,500,000
			12,968,655
Missouri (1.0%)
KS City, Sanitation Swr. Syst. Rev. Bonds, Ser. B
5.00%, 1/1/34 ###	Aa2	350,000	398,542
5.00%, 1/1/33 ###	Aa2	650,000	744,055
5.00%, 1/1/31 ###	Aa2	525,000	608,717
5.00%, 1/1/29 ###	Aa2	525,000	616,119
5.00%, 1/1/28 ###	Aa2	275,000	323,953
MO State Dev. Fin. Board Infrastructure Fac. Rev.
Bonds, (Independence, Elec. Syst. Dogwood),
Ser. A, 5.00%, 6/1/37	A	2,000,000	2,176,540
MO State Hlth. & Edl. Fac. Auth. VRDN, (WA U. (The)),
Ser. D, 1.70%, 9/1/30	VMIG1	4,900,000	4,900,000
			9,767,926
Nevada (0.2%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5.00%, 7/1/33	Aa3	1,300,000	1,461,174
Clark Cnty., Impt. Dist. Special Assmt. Bonds,
(Mountains Edge Local No. 142), 5.00%, 8/1/20	BBB	735,000	770,824
			2,231,998
New Hampshire (0.8%)
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Kendel at Hanover), 5.00%, 10/1/46	BBB+/F	625,000	669,638
(Catholic Med. Ctr.), 5.00%, 7/1/44	A–	1,500,000	1,648,950
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	4,500,000	4,943,745
			7,262,333

28 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New Jersey (4.7%)
Bayonne, G.O. Bonds, (Qualified Gen. Impt.), BAM,
5.00%, 7/1/39	AA	$1,300,000	$1,441,479
NJ State Econ. Dev. Auth. Rev. Bonds
(MSU Student Hsg.), 5.875%, 6/1/42
(Prerefunded 6/1/20)	Aaa	3,840,000	4,176,960
(School Fac. Construction), Ser. AA,
5.25%, 12/15/33	Baa1	3,660,000	3,778,108
(Provident Group-Montclair State U. Student Hsg.
& Properties), 5.00%, 6/1/37	AA	1,250,000	1,398,938
Ser. B, 5.00%, 11/1/26	Baa1	5,400,000	5,949,342
NJ State Econ. Dev. Auth. Special Fac. Rev. Bonds,
(Port Newark Container Term., LLC), 5.00%, 10/1/37	Ba1	3,000,000	3,257,280
NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds,
(NJ American Wtr. Co.)
Ser. B, 5.60%, 11/1/34	A1	2,000,000	2,112,220
Ser. D, 4.875%, 11/1/29	A1	1,100,000	1,160,852
NJ State Higher Ed. Assistance Auth. Rev. Bonds,
(Student Loan), Ser. A, 5.625%, 6/1/30	AA	2,250,000	2,338,065
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds,
(Hackensack Meridian Hlth.), Ser. A, 5.00%, 7/1/35	A+	2,500,000	2,876,975
NJ State Hlth. Care Fac. Fin. Auth. VRDN, (Virtua
Hlth.), Ser. C, 1.55%, 7/1/43	A-1	1,000,000	1,000,000
NJ State Trans. Trust Fund Auth. Rev. Bonds,
(Trans. Syst.)
Ser. A, 6.00%, 6/15/35	Baa1	3,000,000	3,291,750
Ser. C, AMBAC, zero %, 12/15/24	Baa1	8,760,000	6,736,002
South Jersey, Port Corp. Rev. Bonds, (Marine Term.),
Ser. B, 5.00%, 1/1/36	Baa1	1,000,000	1,086,720
Union Cnty., Util. Auth. Resource Recvy. Fac. Lease
Rev. Bonds, (Covanta Union), Ser. A, 5.25%, 12/1/31	AA+	4,750,000	5,239,155
			45,843,846
New Mexico (0.7%)
Farmington, Poll. Control Rev. Bonds, (AZ Pub. Svc.
Co.), Ser. B, 4.70%, 9/1/24	A2	4,500,000	4,797,450
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo
Retirement Res.), 5.00%, 5/15/32	BBB–	2,155,000	2,253,440
			7,050,890
New York (10.7%)
Hudson Yards Infrastructure Corp. Rev. Bonds, Ser. A
5.75%, 2/15/47	Aa3	1,140,000	1,242,497
FHLMC Coll., U.S. Govt. Coll., 5.75%, 2/15/47
(Prerefunded 2/15/21)	Aa3	55,000	60,960
Metro. Trans. Auth. Rev. Bonds
Ser. D-1, 5.00%, 11/15/39	A1	3,360,000	3,741,259
(Green Bonds), Ser. C-1, 4.00%, 11/15/35	A1	1,500,000	1,569,900
(Green Bonds), Ser. C-1, 4.00%, 11/15/32	A1	5,500,000	5,853,045
Metro. Trans. Auth. BAN Rev. Notes, Ser. A-3,
4.00%, 8/15/19	AA–	12,000,000	12,378,480
Metro. Trans. Auth. Dedicated Tax Mandatory Put
Bonds (6/1/22), Ser. A-2A, 2.03%, 11/1/26	AA	5,125,000	5,121,105

Tax Exempt Income Fund 29

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
Metro. Trans. Auth. Dedicated Tax Rev. Bonds, Ser. A,
5.50%, 11/15/39 (Prerefunded 11/15/18)	AAA/P	$175,000	$179,289
Monroe Cnty., Indl. Dev. Corp. Rev. Bonds,
(U. of Rochester)
Ser. C, 4.00%, 7/1/36	Aa3	750,000	788,453
Ser. D, 4.00%, 7/1/36	Aa3	500,000	525,635
Ser. C, 4.00%, 7/1/35	Aa3	1,500,000	1,581,795
Ser. D, 4.00%, 7/1/34	Aa3	650,000	688,097
MTA Hudson Rail Yards Trust Oblig. Rev. Bonds,
Ser. A, 5.00%, 11/15/46	A2	5,480,000	5,702,707
NY City, G.O. Bonds, Ser. C, 5.00%, 8/1/32	Aa2	2,200,000	2,531,342
NY City, Indl. Dev. Agcy. Rev. Bonds, (Queens
Baseball Stadium — Pilot), AMBAC, 5.00%, 1/1/23	BBB	300,000	300,750
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev. Bonds,
(2nd Gen. Resolution), 5.00%, 6/15/46	Aa1	2,000,000	2,243,440
NY City, Transitional Fin. Auth. Rev. Bonds, (Future
Tax), Ser. E-1, 5.00%, 2/1/38	AAA	3,710,000	4,215,784
NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds,
Ser. S-1, 5.00%, 7/15/40	Aa2	5,000,000	5,593,150
NY State Dorm. Auth. Rev. Bonds
(Construction City U. Syst.), Ser. A, 6.00%, 7/1/20	Aa2	10,900,000	11,672,810
Ser. 15B-B, 5.00%, 3/15/35	AAA	1,000,000	1,147,720
NY State Dorm. Auth. Personal Income
Tax Rev. Bonds
Ser. E, 5.00%, 2/15/44	AAA	3,500,000	3,915,240
Ser. B, 5.00%, 2/15/34	AAA	10,000,000	11,657,800
NY State Dorm. Auth. Sales Tax Rev. Bonds, (Bid
Group No. 2), Ser. A, 5.00%, 3/15/36	AAA	10,000,000	11,784,700
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds,
(Laguardia Arpt. Term. B Redev. Program), Ser. A
5.00%, 7/1/46	Baa3	1,000,000	1,084,600
5.00%, 7/1/41	Baa3	1,000,000	1,088,110
Port Auth. of NY & NJ Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6.75%, 10/1/19	BBB–/P	700,000	728,840
Ser. 207, 5.00%, 9/15/30	Aa3	3,800,000	4,449,534
Ser. 172nd, 4.50%, 4/1/37	Aa3	1,940,000	2,016,863
			103,863,905
North Carolina (0.2%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. C,
6.75%, 1/1/24 (Prerefunded 1/1/19)	AAA/F	1,250,000	1,297,125
NC State Med. Care Comm. Retirement Fac. Rev.
Bonds, (United Methodist Retirement Homes),
Ser. A, 5.00%, 10/1/37	BBB/F	250,000	276,928
NC State Muni. Pwr. Agy. No. 1 Rev. Bonds, (Catawba
Elec.), Ser. A, 5.00%, 1/1/30	A2	345,000	353,066
			1,927,119

30 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Ohio (4.4%)
American Muni. Pwr., Inc. Mandatory Put Bonds
(8/15/19), (Prairie State Energy Campus), Ser. B,
5.00%, 2/15/34	A1	$4,980,000	$5,113,265
American Muni. Pwr., Inc. Rev. Bonds, (Meldahl
Hydroelectric (Green Bond)), Ser. A, 5.00%, 2/15/29	A	1,200,000	1,367,928
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A-2, 5.75%, 6/1/34	B–	4,000,000	3,930,000
Cleveland, Income Tax Rev. Bonds, (Bridges &
Roadways Impt.), Ser. B-2, 5.00%, 10/1/31	AA+	1,230,000	1,428,387
Franklin Cnty., Rev. Bonds, (Trinity Hlth. Credit
Group), Ser. A, 5.00%, 12/1/47	Aa3	3,500,000	3,933,160
Franklin Cnty., Hlth. Care Fac. Rev. Bonds,
(OH Presbyterian Retirement Svcs. (OPRS) Cmntys.
Oblig. Group), Ser. A
6.125%, 7/1/40	BBB/F	1,000,000	1,104,720
6.00%, 7/1/35	BBB/F	1,875,000	2,065,275
Hamilton Cnty., Hlth. Care Rev. Bonds, (Life
Enriching Cmntys.), 5.00%, 1/1/32	BBB–/F	1,000,000	1,063,650
Huber Heights City School Dist. G.O. Bonds, (School
Impt.), 5.00%, 12/1/31	Aa2	1,100,000	1,265,781
Lancaster, Port Auth. FRN Mandatory Put Bonds
(8/1/19), (Gas), 1.835%, 5/1/38	A1	10,000,000	10,017,700
Middleburg Heights, Hosp. Rev. Bonds, (Southwest
Gen. Hlth. Ctr.), 5.00%, 8/1/47	A2	1,500,000	1,629,735
OH State Hosp. Fac. Rev. Bonds, (Cleveland Clinic
Hlth. Syst.), Ser. A
4.00%, 1/1/43	Aa2	1,450,000	1,494,834
4.00%, 1/1/34	Aa2	1,250,000	1,326,638
OH State Private Activity Rev. Bonds, (Portsmouth
Bypass), AGM, 5.00%, 12/31/35	AA	1,750,000	1,941,345
Scioto Cnty., Hosp. Rev. Bonds, (Southern
OH Med. Ctr.)
5.00%, 2/15/34	A2	645,000	718,982
5.00%, 2/15/33	A2	355,000	397,543
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB–/F	1,350,000	1,464,413
(Memorial Hlth. Syst. Oblig. Group),
5.50%, 12/1/43	BB–/F	145,000	155,845
Youngstown State U. Rev. Bonds, 5.00%, 12/15/25	A+	2,000,000	2,175,300
			42,594,501
Oregon (0.3%)
OR State G.O. Bonds, Ser. F, 5.00%, 5/1/39	Aa1	2,635,000	2,986,720
			2,986,720
Pennsylvania (4.2%)
Centre Ctny., Hosp. Auth. Rev. Bonds, (Mount
Nittany Med. Ctr.), Ser. A, 5.00%, 11/15/41	A	500,000	550,095
Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes Oblig. Group), Ser. A,
5.25%, 1/1/19	BBB+/F	1,465,000	1,500,394
(Diakon Lutheran Social Ministries), 5.00%, 1/1/33	BBB+/F	1,000,000	1,104,500
(Diakon Lutheran Social Ministries), 5.00%, 1/1/32	BBB+/F	120,000	132,971
(Diakon Lutheran Social Ministries), 5.00%, 1/1/31	BBB+/F	100,000	111,168

Tax Exempt Income Fund 31

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds,
(Pinnacle Hlth. Syst.), Ser. A
5.00%, 6/1/36	A1	$510,000	$575,066
5.00%, 6/1/34	A1	640,000	725,088
East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds, (Millersville U. Student Hsg. & Svcs., Inc.),
5.00%, 7/1/29	Baa3	500,000	542,010
Geisinger, Auth. Rev. Bonds, (Geisinger Hlth. Syst.),
Ser. A-2, 5.00%, 2/15/39	Aa2	1,000,000	1,128,900
Montgomery Cnty., Indl. Dev. Auth. Wtr. Fac. Rev.
Bonds, (Aqua PA, Inc.), Ser. A, 5.25%, 7/1/42	AA–	3,250,000	3,273,953
PA State Higher Edl. Fac. Auth. Rev. Bonds,
(U. of Sciences Philadelphia), 5.00%, 11/1/42	A3	1,500,000	1,626,720
PA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 15-117A,
3.95%, 10/1/30	AA+	1,200,000	1,221,336
PA State Pub. School Bldg. Auth. Rev. Bonds,
(School Dist. Philadelphia)
5.00%, 4/1/24	A2	1,000,000	1,085,350
5.00%, 4/1/23	A2	1,000,000	1,088,520
PA State Tpk. Comm. Rev. Bonds
Ser. A, 5.00%, 12/1/44	A1	5,245,000	5,770,759
Ser. B-1, 5.00%, 6/1/42	A3	1,725,000	1,897,811
Ser. A, 5.00%, 12/1/38	A1	2,250,000	2,488,298
Ser. 2nd, 5.00%, 12/1/37	A3	2,000,000	2,214,640
PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds,
Ser. B, 5.00%, 12/1/27	A2	1,250,000	1,438,363
PA State U. Rev. Bonds, Ser. B
5.00%, 9/1/35	Aa1	1,000,000	1,147,740
5.00%, 9/1/34	Aa1	1,000,000	1,149,180
Philadelphia, Gas Wks. Rev. Bonds
5.00%, 8/1/32	A	1,000,000	1,132,760
5.00%, 8/1/31	A	1,000,000	1,136,280
Pittsburgh & Allegheny Cnty., Sports & Exhib. Auth.
Hotel Rev. Bonds, AGM, 5.00%, 2/1/35	AA	3,000,000	3,171,270
Pittsburgh, G.O. Bonds
5.00%, 9/1/36	A1	500,000	571,750
Ser. B, 5.00%, 9/1/25	A1	2,500,000	2,786,000
4.00%, 9/1/33	A1	500,000	531,855
Westmoreland Cnty., Muni. Auth. Rev. Bonds, BAM,
5.00%, 8/15/27	AA	550,000	636,361
			40,739,138
Rhode Island (0.5%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds, (Lifespan
Oblig. Group-Hosp. Fin.), 5.00%, 5/15/33	BBB+	1,000,000	1,102,180
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	3,250,000	3,350,360
			4,452,540

32 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
South Carolina (2.3%)
Lexington Cnty., Hlth. Svcs. Dist. Rev. Bonds,
(LexMed Oblig. Group)
4.00%, 11/1/32	A1	$750,000	$794,063
4.00%, 11/1/31	A1	750,000	795,960
Myrtle Beach, Tax Allocation Bonds, (Myrtle Beach
Air Force Base Redev.)
5.00%, 10/1/29	A2	1,000,000	1,135,340
5.00%, 10/1/28	A2	425,000	484,560
SC State Pub. Svcs. Auth. Rev. Bonds
(Santee Cooper), Ser. A, 5.75%, 12/1/43	A1	6,000,000	6,759,720
Ser. A, 5.50%, 12/1/54	A1	2,000,000	2,205,880
Ser. E, 5.25%, 12/1/55	A1	1,970,000	2,159,593
Ser. A, 5.00%, 12/1/50	A1	5,000,000	5,372,850
Ser. E, 5.00%, 12/1/48	A1	1,385,000	1,470,316
Ser. A, 5.00%, 12/1/25	A1	750,000	849,600
			22,027,882
Tennessee (0.4%)
TN Energy Acquisition Corp. Gas Rev. Bonds, Ser. A,
5.25%, 9/1/20	A3	4,000,000	4,298,560
			4,298,560
Texas (11.4%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds, (Uplift
Ed.), Ser. A, PSFG
5.00%, 12/1/33	AAA	1,575,000	1,813,361
4.00%, 12/1/31	AAA	365,000	387,718
Bexar Cnty., G.O. Bonds, 4.00%, 6/15/34	Aaa	2,000,000	2,105,660
Brazos River Harbor Naval Dist. Env. Rev. Bonds,
(Dow Chemical Co.), Ser. A-4, 5.95%, 5/15/33	BBB	1,100,000	1,127,830
Brazos, Harbor Indl. Dev. Corp. Env. Fac. Mandatory
Put Bonds (5/1/28), (Dow Chemical), 5.90%, 5/1/38	BBB	3,450,000	3,472,253
Central TX Regl. Mobility Auth. Rev. Bonds, (Sr. Lien),
Ser. A, 5.00%, 1/1/33	BBB+	650,000	709,469
Clifton, Higher Ed. Fin. Corp. Rev. Bonds, (IDEA
Pub. Schools)
Ser. B, 5.00%, 8/15/27	BBB+	375,000	428,033
PSFG, 4.00%, 8/15/31	AAA	2,000,000	2,157,120
Dallas, Area Rapid Transit Rev. Bonds, Ser. A,
5.00%, 12/1/46	AA+	5,530,000	6,217,324
Dallas, Area Rapid Transit Sales Tax Rev. Bonds,
Ser. A, 5.00%, 12/1/41	AA+	2,215,000	2,498,343
Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. A,
5.00%, 11/1/43	A1	1,735,000	1,831,917
Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
Bonds, Ser. A, 5.25%, 11/1/30	A+	5,000,000	5,617,450
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds, (YMCA of the Greater Houston Area), Ser. A,
5.00%, 6/1/28	Baa3	1,300,000	1,398,280
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN, (The
Methodist Hosp.), Ser. C-1, 1.72%, 12/1/24	A-1+	5,000,000	5,000,000
Houston, G.O. Bonds, ( Indpt. School Dist.), Ser. A,
PSFG, 4.00%, 2/15/34	Aaa	10,000,000	10,573,600

Tax Exempt Income Fund 33

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Texas cont.
Houston, Arpt. Syst. Rev. Bonds, Ser. A,
5.00%, 7/1/25	A+	$3,500,000	$3,786,860
Houston, Higher Ed. Fin. Co. Rev. Bonds, (Cosmos
Foundation), Ser. A, 5.00%, 2/15/32	BBB	1,250,000	1,319,525
Houston, Util. Syst. Rev. Bonds, Ser. D,
5.00%, 11/15/39	Aa2	2,285,000	2,585,158
La Vernia, Higher Ed. Fin. Corp. Rev. Bonds, (Kipp,
Inc.), Ser. A, 6.375%, 8/15/44 (Prerefunded 8/15/19)	BBB	1,700,000	1,805,434
Lower CO River Auth. Transmission Svcs. Contract
Corp. Rev. Bonds
5.00%, 5/15/40	A	750,000	826,755
5.00%, 5/15/33	A	150,000	170,655
Matagorda Cnty., Poll. Control Rev. Bonds, (Dist.
No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A–	2,250,000	2,411,303
Mission, Econ. Dev. Corp. Solid Waste Disp.
Mandatory Put Bonds (7/2/18), (Republic Svcs., Inc.),
Ser. A, 1.65%, 1/1/20	A–2	1,300,000	1,300,000
New Hope Cultural Ed. Fac. Fin. Corp. Rev. Bonds,
(Children’s Hlth. Syst. of TX), Ser. A, 4.00%, 8/15/34	Aa2	1,000,000	1,050,210
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds,
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	750,000	802,605
North TX, Tollway Auth. Rev. Bonds
(1st Tier), Ser. I, 6.50%, 1/1/43	A1	9,700,000	11,765,033
Ser. D, AGC, zero %, 1/1/28	AA	11,620,000	8,569,169
Red River, Hlth. Retirement Fac. Dev. Corp.
Rev. Bonds, (Sears Methodist Retirement Syst.
Oblig. Group)
Ser. C, 6.25%, 5/9/53 (In default) †	D/P	46,000	64
Ser. B, 6.15%, 11/15/49 (In default) †	D/P	700,000	980
Ser. A, 6.05%, 11/15/46 (In default) †	D/P	525,000	368
Ser. D, 6.05%, 11/15/46 (In default) †	D/P	91,000	64
Ser. A, 5.15%, 11/15/27 (In default) †	D/P	1,490,000	1,043
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds,
(Gas Supply), 5.50%, 8/1/25	A3	250,000	291,903
San Antonio, Arpt. Syst. Rev. Bonds, AGM,
5.25%, 7/1/32	AA	1,415,000	1,418,382
San Antonio, Elec. & Gas Syst. Mandatory Put Bonds
(12/1/21), Ser. B, 2.00%, 2/1/33	Aa2	1,500,000	1,500,900
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds, (Buckner Retirement Svcs., Inc.)
5.00%, 11/15/46	A/F	1,600,000	1,783,408
5.00%, 11/15/37	A/F	750,000	842,468
TX Private Activity Surface Trans. Corp. Rev. Bonds,
(NTE Mobility), 6.875%, 12/31/39	Baa2	1,650,000	1,783,304
TX State G.O. Bonds
(Trans. Auth.), Ser. A, 5.00%, 10/1/44	Aaa	4,950,000	5,567,562
5.00%, 4/1/44	Aaa	5,000,000	5,579,750
(Trans. Comm.-Mobility Fund), 4.00%, 10/1/32	Aaa	1,000,000	1,061,820
TX State Indl. Dev. Corp. Rev. Bonds, (Arco Pipelines
Co.), 7.375%, 10/1/20	A1	4,000,000	4,475,920

34 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Texas cont.
TX State Muni. Gas Acquisition & Supply Corp. III Rev.
Bonds, 5.00%, 12/15/29	A3	$2,475,000	$2,716,560
TX State Muni. Pwr. Agcy. Rev. Bonds, (Syst. Net/
Transmission Converting Security)
5.00%, 9/1/47	A+	1,750,000	1,858,045
5.00%, 9/1/37	A+	250,000	266,345
			110,879,951
Utah (0.7%)
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.),
Ser. A, 1.72%, 5/15/37	VMIG1	5,800,000	5,800,000
Salt Lake City, Hosp. Rev. Bonds, AMBAC, U.S. Govt.
Coll., 6.75%, 5/15/20 (Escrowed to maturity)	AAA/P	1,000,000	1,014,700
			6,814,700
Virginia (3.4%)
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/36	BBB/F	650,000	724,224
Henrico Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (VA United Methodist Homes, Inc.)
5.00%, 6/1/25	BB+/P	410,000	437,696
5.00%, 6/1/23	BB+/P	445,000	480,280
Henrico Cnty., Indl. Dev. Auth. Rev. Bonds, AGM,
5.929%, 8/23/27	AA	11,900,000	13,236,608
Small Bus. Fin. Auth. Private Activity Rev. Bonds,
(Transform 66 P3)
5.00%, 12/31/56	Baa3	5,500,000	5,960,900
5.00%, 12/31/52	Baa3	1,000,000	1,085,420
VA State Cmnwlth. U. Hlth. Syst. Auth. Rev.
Bonds, Ser. B
4.00%, 7/1/40	Aa3	700,000	724,052
4.00%, 7/1/37	Aa3	1,500,000	1,565,970
4.00%, 7/1/36	Aa3	1,500,000	1,569,600
VA State Small Bus. Fin. Auth. Rev. Bonds, (Express
Lanes, LLC), 5.00%, 7/1/34	BBB	1,200,000	1,288,320
Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds, (Mountain States Hlth. Alliance), Ser. C,
7.75%, 7/1/38	Baa1	6,100,000	6,350,161
			33,423,231
Washington (2.3%)
Grant Cnty., Pub. Util. Dist. No. 2 Mandatory Put
Bonds (12/2/20), (Elec. Syst.), 2.00%, 1/1/44	AA	2,500,000	2,496,750
Port of Seattle, Rev. Bonds, Ser. C, 5.00%, 4/1/40	A1	1,000,000	1,094,360
Seattle, Muni. Light & Pwr. Rev. Bonds, Ser. C,
4.00%, 9/1/47	Aa2	4,000,000	4,146,080
Seattle, Solid Waste Disp. Rev. Bonds, 4.00%, 6/1/32	AA	2,000,000	2,133,300
WA State COP, Ser. A, 5.00%, 7/1/34	Aa2	4,480,000	5,155,539
WA State G.O. Bonds, Ser. A-1, 5.00%, 8/1/37	Aa1	1,580,000	1,795,322
WA State Hlth. Care Fac. Auth. FRN Mandatory Put
Bonds (7/1/22), (Fred Hutchinson Cancer Research
Ctr.), Ser. B, 2.358%, 1/1/42	A	2,500,000	2,516,350

Tax Exempt Income Fund 35

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
Washington cont.
WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7.00%, 7/1/39
(Prerefunded 7/1/19)	Baa1	$1,250,000	$1,327,988
(Central WA Hlth. Svcs. Assn.), 4.00%, 7/1/36	Baa1	1,620,000	1,623,969
WA State Hsg. Fin. Comm. 144A Rev. Bonds,
(Bayview Manor Homes), Ser. A, 5.00%, 7/1/36	BB+/P	375,000	388,556
			22,678,214
West Virginia (0.1%)
WV State Econ. Dev. Auth. Solid Waste Disp. Fac.
FRB, (Appalachian Pwr. Co.), Ser. A, 5.375%, 12/1/38	A–	1,000,000	1,077,020
			1,077,020
Wisconsin (0.7%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds, (Sr. Oblig.
Group), 5.25%, 7/1/28	BBB	1,000,000	1,086,090
Pub. Fin. Auth. Solid Waste Disp. Mandatory
Put Bonds (2/1/18), (Waste Mgt., Inc.), Ser. A-2,
1.60%, 10/1/25	A–2	1,500,000	1,499,475
WI State Rev. Bonds, Ser. A, U.S. Govt. Coll., 6.00%,
5/1/27 (Prerefunded 5/1/19)	AAA/P	330,000	345,520
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6.625%, 2/15/39
(Prerefunded 2/15/19)	AAA/P	3,000,000	3,125,391
(Three Pillars Sr. Living), 5.00%, 8/15/28	A/F	1,040,000	1,149,418
			7,205,894
Wyoming (0.3%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds, (Basin
Elec. Pwr. Co-op), Ser. A, 5.75%, 7/15/39	A	3,000,000	3,138,990
			3,138,990
Total municipal bonds and notes (cost $925,803,492)			$958,037,999

PREFERRED STOCKS (0.2%)*		Shares	Value
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B, $5.75 cum. pfd.		2,000,000	$2,096,360
Total preferred stocks (cost $2,000,000)			$2,096,360

TOTAL INVESTMENTS
Total investments (cost $927,803,492)			$960,134,359

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2017 through March 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $969,739,740.

36 Tax Exempt Income Fund

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

† This security is non-income-producing.

## Forward commitment, in part or in entirety (Note 1).

### When-issued security (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	16.8%
Utilities	15.7
Transportation	15.1

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$958,026,961	$11,038
Preferred stocks	—	2,096,360	—
Totals by level	$—	$960,123,321	$11,038

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Tax Exempt Income Fund 37

Statement of assets and liabilities 3/31/18 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $927,803,492)	$960,134,359
Cash	3,751,999
Interest and other receivables	12,838,527
Receivable for shares of the fund sold	245,951
Receivable for investments sold	3,795,519
Receivable for custodian fees (Note 2)	41,486
Prepaid assets	46,468
Total assets	980,854,309

LIABILITIES
Payable for purchases of delayed delivery securities (Note 1)	7,689,847
Payable for shares of the fund repurchased	1,443,076
Payable for compensation of Manager (Note 2)	355,050
Payable for investor servicing fees (Note 2)	178,557
Payable for Trustee compensation and expenses (Note 2)	518,336
Payable for administrative services (Note 2)	5,675
Payable for distribution fees (Note 2)	498,891
Distributions payable to shareholders	288,907
Other accrued expenses	136,230
Total liabilities	11,114,569

Net assets	$969,739,740

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$947,521,799
Undistributed net investment income (Notes 1 and 6)	853,206
Accumulated net realized loss on investments (Notes 1 and 6)	(10,966,132)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	32,330,867
Total — Representing net assets applicable to capital shares outstanding	$969,739,740

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($851,904,300 divided by 100,288,123 shares)	$8.49
Offering price per class A share (100/96.00 of $8.49)*	$8.84
Net asset value and offering price per class B share ($5,845,487 divided by 687,975 shares)**	$8.50
Net asset value and offering price per class C share ($37,713,567 divided by 4,428,982 shares)**	$8.52
Net asset value and redemption price per class M share ($6,690,948 divided by 784,944 shares)	$8.52
Offering price per class M share (100/96.75 of $8.52)†	$8.81
Net asset value, offering price and redemption price per class Y share
($67,585,438 divided by 7,936,875 shares)	$8.52

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

38 Tax Exempt Income Fund

Statement of operations Six months ended 3/31/18 (Unaudited)

INVESTMENT INCOME
Interest income	$19,154,027
Total investment income	19,154,027

EXPENSES
Compensation of Manager (Note 2)	2,151,322
Investor servicing fees (Note 2)	360,208
Custodian fees (Note 2)	7,922
Trustee compensation and expenses (Note 2)	3,133
Distribution fees (Note 2)	1,186,400
Administrative services (Note 2)	17,365
Other	166,433
Total expenses	3,892,783
Expense reduction (Note 2)	(75,415)
Net expenses	3,817,368

Net investment income	15,336,659

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	6,126,776
Total net realized gain	6,126,776
Change in net unrealized appreciation (depreciation) on:
Securities in unaffiliated issuers	(21,025,613)
Total change in net unrealized depreciation	(21,025,613)

Net loss on investments	(14,898,837)

Net increase in net assets resulting from operations	437,822

The accompanying notes are an integral part of these financial statements.

Tax Exempt Income Fund 39

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/18*	Year ended 9/30/17
Operations
Net investment income	$15,336,659	$32,139,022
Net realized gain on investments	6,126,776	16,178,931
Net unrealized depreciation of investments	(21,025,613)	(42,292,449)
Net increase in net assets resulting from operations	437,822	6,025,504
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(869,184)	(1,364,499)
Class B	(6,271)	(10,188)
Class C	(39,369)	(60,786)
Class M	(7,002)	(10,041)
Class Y	(66,547)	(78,425)
From tax-exempt net investment income
Class A	(13,451,610)	(28,426,891)
Class B	(77,264)	(171,392)
Class C	(449,892)	(958,988)
Class M	(97,145)	(198,935)
Class Y	(1,104,949)	(1,849,355)
Increase (decrease) from capital share transactions
(Notes 4 and 6)	(29,593,630)	23,845,091
Total decrease in net assets	(45,325,041)	(3,258,905)

NET ASSETS
Beginning of period	1,015,064,781	1,018,323,686
End of period (including undistributed net investment
income of $853,206 and $1,685,780, respectively)	$969,739,740	$1,015,064,781

* Unaudited.

The accompanying notes are an integral part of these financial statements.

40 Tax Exempt Income Fund

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Tax Exempt Income Fund 41

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net		Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	reimburse	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	ments	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
March 31, 2018**	$8.63	.13	(.13)	—[e]	(.14)	(.14)	—	$8.49	—*g	$851,904	.38*	1.55*	22*
September 30, 2017	8.86	.29	(.22)	.07	(.30)	(.30)	—	8.63	.88	894,935	.78[c]	3.40	35
September 30, 2016	8.70	.32	.15	.47	(.31)	(.31)	—	8.86	5.54	910,921	.77[d]	3.59[d]	21
September 30, 2015	8.80	.34	(.10)	.24	(.34)	(.34)	—	8.70	2.78	870,134.75		3.83	16
September 30, 2014	8.44	.35	.35	.70	(.34)	(.34)	—[e,f]	8.80	8.49	903,820.75		4.03	6
September 30, 2013	9.08	.35	(.65)	(.30)	(.34)	(.34)	—	8.44	(3.37)	963,579.74		3.89	10
Class B
March 31, 2018**	$8.63	.11	(.13)	(.02)	(.11)	(.11)	—	$8.50	(.20)*	$5,845	.70*	1.23*	22*
September 30, 2017	8.86	.24	(.22)	.02	(.25)	(.25)	—	8.63	.24	6,786	1.41[c]	2.76	35
September 30, 2016	8.70	.26	.16	.42	(.26)	(.26)	—	8.86	4.87	6,876	1.40[d]	2.96[d]	21
September 30, 2015	8.80	.28	(.09)	.19	(.29)	(.29)	—	8.70	2.13	7,141	1.38	3.20	16
September 30, 2014	8.44	.29	.36	.65	(.29)	(.29)	—[e,f]	8.80	7.81	7,516	1.38	3.41	6
September 30, 2013	9.08	.29	(.64)	(.35)	(.29)	(.29)	—	8.44	(3.99)	9,093	1.37	3.26	10
Class C
March 31, 2018**	$8.65	.10	(.12)	(.02)	(.11)	(.11)	—	$8.52	(.28)*	$37,714	.77*	1.16*	22*
September 30, 2017	8.88	.22	(.22)	—[e]	(.23)	(.23)	—	8.65	.09	40,251	1.56[c]	2.62	35
September 30, 2016	8.72	.25	.15	.40	(.24)	(.24)	—	8.88	4.70	40,983	1.55[d]	2.80[d]	21
September 30, 2015	8.81	.27	(.09)	.18	(.27)	(.27)	—	8.72	2.08	33,963	1.53	3.05	16
September 30, 2014	8.46	.28	.34	.62	(.27)	(.27)	—[e,f]	8.81	7.51	31,947	1.53	3.25	6
September 30, 2013	9.10	.28	(.65)	(.37)	(.27)	(.27)	—	8.46	(4.13)	36,599	1.52	3.12	10
Class M
March 31, 2018**	$8.66	.12	(.13)	(.01)	(.13)	(.13)	—	$8.52	(.14)*	$6,691	.52*	1.41*	22*
September 30, 2017	8.89	.27	(.22)	.05	(.28)	(.28)	—	8.66	.59	7,353	1.06[c]	3.11	35
September 30, 2016	8.73	.29	.16	.45	(.29)	(.29)	—	8.89	5.22	6,768	1.05[d]	3.30[d]	21
September 30, 2015	8.82	.31	(.08)	.23	(.32)	(.32)	—	8.73	2.59	6,179	1.03	3.55	16
September 30, 2014	8.47	.32	.35	.67	(.32)	(.32)	—[e,f]	8.82	8.04	6,553	1.03	3.75	6
September 30, 2013	9.11	.32	(.64)	(.32)	(.32)	(.32)	—	8.47	(3.64)	6,537	1.02	3.62	10
Class Y
March 31, 2018**	$8.65	.14	(.12)	.02	(.15)	(.15)	—	$8.52	.22*	$67,585	.27*	1.66*	22*
September 30, 2017	8.88	.31	(.22)	.09	(.32)	(.32)	—	8.65	1.09	65,741	.56[c]	3.60	35
September 30, 2016	8.72	.34	.15	.49	(.33)	(.33)	—	8.88	5.75	52,776	.55[d]	3.79[d]	21
September 30, 2015	8.81	.36	(.09)	.27	(.36)	(.36)	—	8.72	3.11	39,206.53		4.06	16
September 30, 2014	8.46	.36	.35	.71	(.36)	(.36)	—[e,f]	8.81	8.59	38,575.53		4.24	6
September 30, 2013	9.10	.37	(.65)	(.28)	(.36)	(.36)	—	8.46	(3.15)	27,268.52		4.11	10

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Includes one-time merger costs of 0.01% as a percentage of average net assets.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley & Co. which amounted to less than $0.01 per share outstanding on December 3, 2013.

g Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

42 Tax Exempt Income Fund	Tax Exempt Income Fund 43

Notes to financial statements 3/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2017 through March 31, 2018.

Putnam Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, the fund invests at least 80% of its net assets in tax-exempt investments, which for purposes of this policy exclude investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Tax-exempt investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and the applicable state’s income tax. Interest income from private activity bonds may be subject to federal AMT for individuals. These investments are not included for the purpose of complying with the 80% investment policy. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

44 Tax Exempt Income Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a when-issued or forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of

Tax Exempt Income Fund 45

the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2017, the fund had a capital loss carryover of $14,947,569 available to the extent allowed by the Code to offset future net capital gain, if any. As a result of the July 21, 2017 mergers, the fund acquired $918,263 in capital loss carryovers. This amount includes $122,822 of capital loss carryovers acquired in connection with the fund’s acquisition of Putnam Arizona Tax Exempt Income Fund and $795,441 of capital loss carryovers acquired in connection with the fund’s acquisition of Putnam Michigan Tax Exempt Income Fund, which are subject to limitations imposed by the Code. The amounts of the combined carryovers and the expiration dates are:

	Loss carryover
Short-term	Long-term	Total	Expiration
$252,194	$—	$252,194	*
13,617,607	N/A	13,617,607	September 30, 2018
1,077,768	N/A	1,077,768	September 30, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $1,471,222 recognized during the period between November 1, 2016 and September 30, 2017 to its fiscal year ending September 30, 2018, a portion of which could be subject to limitations imposed by the Code.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $928,477,609, resulting in gross unrealized appreciation and depreciation of $37,234,865 and $5,578,115, respectively, or net unrealized appreciation of $31,656,750.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are

46 Tax Exempt Income Fund

invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.216% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$316,730	Class M	2,529
Class B	2,292	Class Y	24,392
Class C	14,265	Total	$360,208

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $75,415 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $755, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

Tax Exempt Income Fund 47

Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$945,013
Class B	1.00%	0.85%	26,910
Class C	1.00%	1.00%	197,009
Class M	1.00%	0.50%	17,468
Total			$1,186,400

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $15,521 and $148 from the sale of class A and class M shares, respectively, and received $706 and $106 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$204,744,139	$246,346,935
U.S. government securities (Long-term)	—	—
Total	$204,744,139	$246,346,935

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

48 Tax Exempt Income Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	2,458,293	$21,204,523	5,660,478	$45,405,246
Shares issued in connection with
reinvestment of distributions	1,428,853	12,251,828	2,941,442	25,169,448
Shares issued in connection with the
merger of the Putnam Arizona Tax
Exempt Income Fund	—	—	3,813,068	32,948,719
Shares issued in connection with the
merger of the Putnam Michigan Tax
Exempt Income Fund	—	—	6,475,964	55,958,802
	3,887,146	33,456,351	18,890,952	159,482,215
Shares repurchased	(7,293,542)	(62,671,608)	(18,027,385)	(154,301,891)
Net increase (decrease)	(3,406,396)	$(29,215,257)	863,567	$5,180,324

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	2,642	$22,599	27,953	$4,158,402
Shares issued in connection with
reinvestment of distributions	8,589	73,715	18,970	162,336
Shares issued in connection with the
merger of the Putnam Arizona Tax
Exempt Income Fund	—	—	65,324	564,597
Shares issued in connection with the
merger of the Putnam Michigan Tax
Exempt Income Fund	—	—	86,559	748,126
	11,231	96,314	198,806	5,633,461
Shares repurchased	(109,331)	(937,306)	(188,745)	(1,618,002)
Net increase (decrease)	(98,100)	$(840,992)	10,061	$4,015,459

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	277,271	$2,392,825	556,528	$4,463,873
Shares issued in connection with
reinvestment of distributions	48,901	420,340	99,505	853,191
Shares issued in connection with the
merger of the Putnam Arizona Tax
Exempt Income Fund	—	—	273,762	2,371,165
Shares issued in connection with the
merger of the Putnam Michigan Tax
Exempt Income Fund	—	—	436,196	3,778,072
	326,172	2,813,165	1,365,991	11,466,301
Shares repurchased	(549,931)	(4,731,421)	(1,329,213)	(11,377,725)
Net increase (decrease)	(223,759)	$(1,918,256)	36,778	$88,576

Tax Exempt Income Fund 49

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	20,988	$180,180	68,488	$605,639
Shares issued in connection with
reinvestment of distributions	11,466	98,677	23,183	199,050
Shares issued in connection with the
merger of the Putnam Arizona Tax
Exempt Income Fund	—	—	102,445	888,239
Shares issued in connection with the
merger of the Putnam Michigan Tax
Exempt Income Fund	—	—	25,673	222,595
	32,454	278,857	219,789	1,915,523
Shares repurchased	(96,544)	(833,648)	(132,275)	(1,127,792)
Net increase (decrease)	(64,090)	$(554,791)	87,514	$787,731

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,225,401	$10,568,220	2,540,070	$21,240,785
Shares issued in connection with
reinvestment of distributions	108,161	929,455	177,088	1,519,767
Shares issued in connection with the
merger of the Putnam Arizona Tax
Exempt Income Fund	—	—	357,256	3,094,480
Shares issued in connection with the
merger of the Putnam Michigan Tax
Exempt Income Fund	—	—	1,146,861	9,933,877
	1,333,562	11,497,675	4,221,275	35,788,909
Shares repurchased	(995,580)	(8,562,009)	(2,566,556)	(22,015,908)
Net increase (decrease)	337,982	$2,935,666	1,654,719	$13,773,001

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: Acquisition of Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund

The purpose of the transaction was to combine three Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders.

On July 24, 2017, the fund issued 3,813,068, 65,324, 273,762, 102,445 and 357,256 class A, class B, class C, Class M and class Y shares, respectively, for 3,615,613, 62,038, 259,930, 97,264 and 339,108 class A, class B, class C, class M and class Y shares of the Putnam Arizona Tax Exempt Income Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The investment portfolio of Putnam Arizona Tax Exempt Income Fund, with a fair value of $39,698,551 and an identified cost of $37,245,661 at July 21, 2017, was the principal asset acquired by the fund. The net assets of the fund and Putnam Arizona Tax Exempt Income Fund on July 21, 2017, were $913,284,406 and $39,867,200, respectively. On July 21, 2017, Putnam Arizona Tax Exempt Income Fund had undistributed net investment income of $20, accumulated net realized loss of $725,853 and unrealized appreciation of $2,452,890.

50 Tax Exempt Income Fund

Also on July 24, 2017, the fund issued 6,475,964, 86,559, 436,196, 25,673 and 1,146,861 class A, class B, class C, Class M and class Y shares, respectively, for 6,127,537, 81,986, 413,429, 24,347 and 1,085,725 class A, class B, class C, class M and class Y shares of the Putnam Michigan Tax Exempt Income Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The investment portfolio of Putnam Michigan Tax Exempt Income Fund, with a fair value of $69,896,048 and an identified cost of $66,941,311 at July 21, 2017, was the principal asset acquired by the fund. The net assets of the fund and Putnam Michigan Tax Exempt Income Fund on July 21, 2017, were $913,284,406 and $70,641,472, respectively. On July 21, 2017, Putnam Michigan Tax Exempt Income Fund had distributions in excess of net investment income of $523, accumulated net realized loss of $948,936 and unrealized appreciation of $2,954,738.

The aggregate net assets of the fund immediately following the acquisition were $1,023,793,078.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam Tax Exempt Income Fund.

Assuming the acquisition had been completed on October 1, 2016, the fund’s pro forma results of operations for the reporting period are as follows (unaudited):

Net investment Income	$34,943,517
Net gain(loss) on investments	$(29,097,901)
Net Increase (decrease) in net assets resulting from operations	$5,845,616

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund that have been included in the fund’s Statement of operations for the current fiscal period.

Tax Exempt Income Fund 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
60 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA041 310725 5/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 29, 2018